 EXHIBIT 2

HORIZON ENERGY DEVELOPMENT, INC.
INCOME STATEMENT
(Unaudited)

                                                            Three Months Ended
                                                            September 30, 2003

Operating Revenue:
  Operating Revenue                                                  $12,050,563
                                                          -----------------------

Operating Expenses:
  Fuel Used in Heat and Electric Generation                            8,058,212
  Operation and Maintenance Expenses                                   8,194,654
  Property, Franchise & Other Taxes                                      697,095
  Depreciation, Depletion & Amortization                               3,557,726
                                                          -----------------------
Operating Expenses                                                    20,507,687
                                                          -----------------------
Operating Loss                                                        (8,457,124)
                                                          -----------------------

Other Income                                                             245,739
                                                          -----------------------

Interest Charges                                                       1,804,773
                                                          -----------------------

Loss Before Income Taxes                                             (10,016,158)
                                                          -----------------------

Income Taxes - Current                                                (1,675,414)
Income Taxes - Deferred                                               (1,008,558)
                                                          -----------------------
                                                                      (2,683,972)
                                                          -----------------------

Minority Interest in Foreign Subsidiaries                              1,067,622
                                                          -----------------------

Net Loss                                                             ($6,264,564)
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